INVESTOR PRESENTATION April 2019

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity securities or debt securities instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the expectation that the tobacco transition payment program could yield substantial incremental free cash flow. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2018, as filed with the SEC. Please also refer to Vector's Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, November 24, 2017, June 14, 2018, September 28, 2018 and February 28, 2019 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO Overview . Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman) . History of strong earnings, and Adjusted EBITDA has increased from $178.3 million in 2011 (1) to $242.0 million in 2018 (2) . Tobacco Adjusted EBITDA of $249.2 million for the year ended December 31, 2018(3) . Douglas Elliman, which is now a wholly-owned subsidiary, produced Revenues of $754.1 million and Adjusted EBITDA of $11.3 million for the year ended December 31, 2018(4) . Diversified portfolio of consolidated and non-consolidated real estate investments at New Valley . Maintains substantial liquidity with cash, marketable securities and long-term investments of $828 million ($598 million after retirement of $230 million of the entire issuance of convertible notes in January 2019) as of December 31, 2018 (5) . Uninterrupted quarterly cash dividends since 1995 and an annual 5% stock dividend since 1999 . Seasoned management team with average tenure of 25 years with Vector Group . Management team and directors beneficially own approximately 12% of Vector Group . Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $163 million and $169 million from 2012 to 2018(6) (1) Vector’s Net income for the year ended December 31, 2011 was $74.5M. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.2 of the Company’s Current Report on Form 8-K, dated November 15, 2016 (Table 2) for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the year ended December 31, 2018 was $58.1 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on February 28, 2019 (Table 2), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Tables 2 and 5 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on February 28, 2019. (4) Douglas Elliman’s Net income was $5.2 million for the year ended December 31, 2018. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on February 28, 2019, for a reconciliation of Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document. (5) At December 31, 2018 the total amount ($584.5 million) includes cash at Douglas Elliman, a wholly-owned subsidiary, of $86 million and cash at Liggett, a wholly-owned subsidiary, of $23 million. Excludes real estate investments. (6) Cost advantage applies only to cigarettes sold below applicable market share exemption. 3

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW . Fourth-largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Eagle 20’s, Pyramid, Grand Prix, Liggett Select and Eve — Partner Brands – USA, Bronson and Tourney . Consistent and strong cash flow —Tobacco Adjusted EBITDA of $249.2 million for the year ended December 31, 2018(1) —Low capital requirements with capital expenditures of $4.6 million related to tobacco operations for the year ended December 31, 2018 . Current cost advantage of approximately $0.74 per pack compared to the largest U.S. tobacco companies expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $163 million and $169 million for Liggett and Vector Tobacco from 2012 to 2018. (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Forms 8-K, filed on February 28, 2019. Please also refer to the Disclaimer to this document on Page 2. 5

VECTOR GROUP LTD

LIGGETT GROUP HISTORY

1998 — Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over three largest U.S. tobacco companies

1999 — Introduced deep discount brand *Liggett Select* taking advantage of the Company's cost advantage resulting from the MSA

2005 — Relaunched deep discount brand *Grand Prix*

2009 — Repositioned *Pyramid* as a deep-discount brand in response to a large Federal Excise Tax increase

2013 — Repositioned Eagle 20's as a national deep discount brand

Today — Liggett maintains its long-term focus by balancing market share and profit growth, which maximizes long-term Tobacco Adjusted EBITDA.



Tobacco Adjusted EBITDA(1)
($ Millions)
Domestic Market Share
$300
$250
$200
$150
$100
$50
$0
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
$46 $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $198 $209 $243 $268 $253 $249
1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 4.0%

Source: MSA CRA wholesale shipment database.
Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007.

(1) *Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 of Exhibit 99.1 of the Company's Current Reports on Form 8-K, filed on February 28, 2019 as well as Table 2 to Exhibit 99.2 of the Company's Current Report son Form 8-K, dated October 2, 2015, November 15, 2016, March 1, 2018, June 14, 2018, September 28, 2018 and February 28, 2019.*

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VECTOR GROUP LTD

ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE


Newport – acquired by RAI in 2015
Brands acquired by ITG in 2015
Legacy brands
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
46.7%
48.8%
47.4%
46.5%
2003
2006
2014
2018
PHILIP MORRIS USA
28.9%
28.4%
32.4%
32.5%
7.7%
8.8%
12.4%
13.4%
21.2%
19.6%
19.9%
19.1%
2003
2006
2014
2018
REYNOLDS AMERICAN
15.00%
10.00%
5.00%
0.00%
12.15%
12.47%
9.45%
8.44%
9.26%
8.81%
6.74%
6.67%
2.89%
3.65%
2.71%
1.67%
2003
2006
2014
2018
12.2%
12.5%
9.5%
8.4%
9.3%
8.8%
6.7%
6.7%
2.9%
3.7%
2.7%
1.7%
2003
2006
2014
2018
ITG BRANDS
2.44%
2.36%
3.36%
3.98%
2003
2006
2014
2018
2.4%
2.4%
3.4%
4.0%
2003
2006
2014
2018
LIGGETT GROUP

Source: The Maxwell Report's sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal estimates for 2018.

(1) *All 2017 percentages are from internal company estimates. Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for Reynolds American was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of Reynolds American in 2003 includes the market share of Brown & Williamson, which was acquired by Reynolds American in 2004. In 2015, Reynolds American acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands.*

(2) *Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.8% and 8.6% in 2003, 2006, 2014 and 2018, respectively.*

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TOBACCO LITIGATION AND REGULATORY UPDATES Litigation . In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented a substantial portion of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in each of the following 14 years (2015 – 2028) . In 2016 and 2017, Liggett settled an additional 163 Engle progeny cases for $26.7 million — Approximately 70 Engle progeny plaintiffs remain as of December 31, 2018 . Liggett is also a defendant in 32 non-Engle smoking-related individual cases and three (3) smoking-related actions where either a class had been certified or plaintiffs were seeking class certification as of December 31, 2018 . In January 2016, the Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleged that Liggett owes Mississippi at least $27 million in damages plus punitive damages and legal fees. Results of arbitration are pending Regulatory . Since 1998, the MSA has restricted the advertising and marketing of tobacco products . In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes. — In 2018, FDA issued a Notice of Proposed Rulemaking to consider reducing nicotine in tobacco . Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist 8

REAL ESTATE OPERATIONS 9

VECTOR GROUP LTD

REAL ESTATE OVERVIEW

- New Valley, which now owns 100% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire or invest in additional real estate properties or projects
  - In December 2018, New Valley acquired the remaining 29% ownership interest of Douglas Elliman.
- New Valley has invested approximately $155 million[(1)], as of December 31, 2018, in a broad portfolio of real estate projects

New Valley Revenues – December 31, 2018


Real Estate Brokerage Commissions
Property Management
Other
$10M
$33M
$759M
$715M

New Valley Adjusted EBITDA[(2)]


$26.9M
$27.9M
$20.3M
$7.0M
2015
2016
2017
2018

(1) Net of cash returned.
(2) New Valley's net income was $11.7M, $13.5M, $37.6M and $14.8M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 1, 2017, June 14, 2018 and February 28, 2019, Form 10-K for the fiscal year ended December 31, 2018 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $12.0M, $13.0M. $14.1M and $15.0M for the periods presented, respectively.

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VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and third-largest residential brokerage firm in the U.S.
- Approximately 7,200 affiliated agents and 115 offices in the U.S.
- Alliance with Knight Frank provides a network with 520 offices across 60 countries with 21,550 affiliated agents
- Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries

Douglas Elliman Closed Sales – LTM December 31, 2018


Long Island,
Westchester,
Connecticut
Massachusetts
$7.5B
New York City
$12.1B
Aspen
Los Angeles
South Florida
$4.7B

Douglas Elliman Closed Sales


$12.4B
$14.9B
$18.2B
$22.4B
$24.5B
$26.1B
$28.1B
2012
2013
2014
2015
2016
2017
2018

Douglas Elliman Revenues – YTD December 31, 2018


Real Estate Brokerage Commissions
Property Management
Other
$6M
$33M
$754M
$715M

Douglas Elliman Adjusted EBITDA(1)


$35.7M
$36.7M
$26.1M
$11.3M
2015
2016
2017
2018

(1) Douglas Elliman's net income was $22.2M, $21.1M, $21.4M and $5.2M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 1, 2017, June 14, 2018 and February 28, 2019, Form 10-K for the fiscal year ended December 31, 2018 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2.

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(1) NEW VALLEY’S REAL ESTATE INVESTMENTS AT DECEMBER 31, 2018 Land Development/Real Apartments/ Commercial Retail/ Estate Held for Sale, net Condominiums/Hotels Office Assets West Hollywood Edition Sagaponack The Plaza at Harmon (West Hollywood) (East Hampton) Meadow (New Jersey) Maryland Portfolio (Baltimore County) New York City Investments (see Page 13) Takanasee (New Jersey) 500 Broadway INTERNATIONAL (Santa INVESTMENTS Monica) Wynn Las Vegas Retail (Nevada) Coral Beach and Tennis Club Bermuda Escena Fontainebleau 87 Park Monad Terrace (Palm Springs) (Las Vegas) (Miami Beach) (Miami Beach) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10-K 12 for the period ended December 31, 2018 (Commission File Number 1-5759).

(1) NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1 1. The Marquand Upper East Side 10 2. 10 Madison Square West Flatiron District/NoMad (in liquidation) 9 3. 11 Beach Street TriBeCa 8 4 4. 20 Times Square Times Square (in liquidation) 5. 111 Murray Street TriBeCa 6. 160 Leroy Street Greenwich Village 2 7. 215 Chrystie Street Lower East Side 12 8. The Dutch Long Island City 14 6 9. 1 QPS Tower Long Island City (in liquidation) 10. Park Lane Hotel Central Park South 7 5 3 11. 125 Greenwich Street Financial District 12. The XI (formerly “The Eleventh”) West Chelsea 11 13. 15 East 19th Street (formerly “New Brookland”) Brooklyn 13 14. The Dime (Havemeyer Street) Brooklyn (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - of Vector Group Ltd.’s Form 10-K 13 for the period ended December 31, 2018 (Commission File Number 1-5759).

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE SUMMARY AS OF DECEMBER 31, 2018 (1)

	Net cash invested	Cummulative earnings / (loss) (2)	Carrying value (2)(3)	Projected construction end date	Range of ownership	Number of investments
Land owned						
New York City SMSA	$ 16,050	$ -	$ 16,050	N/A	100.0%	1
All other U.S. areas	2,516	7,654	10,170	N/A	100.0%	1
	$ 18,566	$ 7,654	$ 26,220			2
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA	$ (2,065)	$ 70,797	$ 68,732	2019 - 2020	3.1% - 49.5%	12
All other U.S. areas	27,627	5,585	33,212	2019 - 2020	15% - 48.5%	4
	$ 25,562	$ 76,382	$ 101,944			16
Apartments (Minority Interest owned)						
New York City SMSA	$ -	$ -	$ -	N/A	N/A	-
All other U.S. areas	(896)	896	-	N/A	7.6% - 16.3%	2
	$ (896)	$ 896	$ -			2
Hotels (Minority interest owned)						
New York City SMSA	$ 26,052	$ (9,804)	$ 16,248	N/A	5.2% - 18.4%	3
All other U.S. areas	6,049	(3,714)	2,335	N/A	15%	1
International	7,785	(653)	7,132	N/A	49%	1
	$ 39,886	$ (14,171)	$ 25,715			5
Commercial and Other (Minority interest owned)						
New York City SMSA	$ (7,106)	$ 11,341	$ 4,235	N/A	45.4-49%	3
All other U.S. areas	5,099	1,953	7,052	N/A	1.6%	1
	$ (2,007)	$ 13,294	$ 11,287			4
Total	**$ 81,111**	**$ 84,055**	**$ 165,166**			**29**
Summary						
New York City SMSA	$ 32,931	$ 72,334	$ 105,265			19
All other U.S. areas	40,395	12,374	52,769			9
International	7,785	(653)	7,132			1
	$ 81,111	$ 84,055	$ 165,166			29

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 7 -Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-K for the period ended December 31, 2018 (Commission File Number 1-5759).
(2) Includes interest expense capitalized to real estate ventures of $23,786.
(3) Carrying value includes non-controlling interest of $693.

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FINANCIAL DATA

ADJUSTED HISTORICAL FINANCIAL DATA (Dollars in millions) Adjusted Revenues(1) Adjusted EBITDA(1) Tobacco Real Estate Corporate & Other Tobacco Real Estate E-Cigarettes Corporate & Other $1,870 $1,807 $1,660 $1,691 $282 $245 $259 $242 $1,081 $1,111 $1,011 $1,017 $268 $243 $253 $249 $680 $759 $643 $727 $27 $28 $20 $8 ($12) ($14) ($14) $(15) 2015 2016 2017 2018 ($13) 2015 2016 2017 2018 (1) Vector’s revenues for the periods presented were $1,657, $1,691, $1,807 and $1,870, respectively. Vector’s Net income for the periods presented was $59.2, $71.1, $84.6 and $58.1, respectively Adjusted Revenues and Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to the Company’s Current Report on Forms 8-K, filed on March 1, 2017, March 1, 2018, June 14, 2018, September 30, 2018 and February 28, 2019 (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. 16

SUMMARY

SUMMARY . Vector Group, a holding . Tobacco segment . Real Estate segment company, owning — Liggett is the fourth- — New Valley owns a Tobacco and Real Estate largest U.S. Cigarette diversified portfolio of businesses and holding company with 4.0% consolidated and non- consolidated cash, wholesale market share consolidated real estate investment securities and and 4.1% retail market investments totaling $165 share YTD December 31, million at December 31, long-term investments of 2018. 2018. $828 million at December 31, 2018 — Only major U.S. cigarette — Douglas Elliman Realty manufacturer to increase ($598 after adjusting for • Largest residential real both market share and estate brokerage firm in the retirement of debt in unit volumes over the last New York Metropolitan January 2019) 10 years area and third-largest residential brokerage — Vector’s management — $249 million(1) of firm in the U.S. team has an average Adjusted EBITDA tenure of 25 years with • Closed sales volume of the Company and, along $28.1 billion YTD with directors, 12/31/18 beneficially owns • Revenues have increased approximately 12% of from $541 million in Vector’s common stock 2014 to $754 million in 2018 (1) Vector’s operating income from the tobacco segment for the year ended December 31, 2018 was $246.5 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on February 28, 2019 (Table 5), for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. 18